Exhibit 99.1

ChannelAdvisor Announces First Quarter 2017 Financial Results
Revenue of $28.3 million increases 8 percent year-over-year
GAAP net loss of $(8.1) million
Adjusted EBITDA of $(0.8) million exceeds guidance

Research Triangle Park, NC - May 4, 2017 - ChannelAdvisor Corporation (NYSE: ECOM), a leading provider of cloud-based e-commerce solutions that enable retailers and branded manufacturers to increase global sales, today announced its financial results for the quarter ended March 31, 2017.
"We exceeded our guidance for revenue and adjusted EBITDA in the first quarter," said David Spitz, CEO of ChannelAdvisor. "Our first quarter performance reflects the execution of our strategy to focus on larger, higher quality customers, as demonstrated by increasing average revenue per customer and improving retention rates. We were able to achieve this performance despite a year-over-year decrease in Digital Marketing revenue, a dynamic that we expect to continue through the year, which we expect to be offset by improving trends in our Marketplace and Brands businesses.  We remain confident that we will see revenue growth improve by the end of the year - led by our key Marketplace and Brands strategies - as we continue to focus on profitably driving top-line growth."
First Quarter 2017 Financial Results

•	Total revenue of $28.3 million for the first quarter of 2017 increased 8 percent compared with total revenue of $26.3 million for the first quarter of 2016.

•
GAAP net loss was $(8.1) million compared with a net loss of $(4.6) million in the first quarter of 2016. GAAP net loss per share was $(0.31), based on 26.1 million weighted average shares outstanding, compared with a net loss per share of $(0.18) in the year-ago period, based on 25.3 million weighted average shares then outstanding.

•
Non-GAAP net loss, which excludes the impact of non-cash stock-based compensation and, for the three months ended March 31, 2017, a one-time charge of $2.5 million in connection with our entering into voluntary disclosure agreements ("VDAs") related to our potential unpaid sales tax obligations, was $(2.6) million for the first quarter of 2017 compared with $(1.1) million for the first quarter of 2016.

•
Adjusted EBITDA, a non-GAAP measure, was $(0.8) million for the first quarter of 2017 compared with $0.9 million for the first quarter of 2016. Adjusted EBITDA excludes depreciation, amortization, income tax (benefit) expense, interest, stock-based compensation expense and the one-time charge for VDAs related to sales taxes described above.

•	Cash and cash equivalents at quarter-end totaled $63.4 million, compared with $65.4 million at the end of the fourth quarter of 2016.
Recent Business Highlights

•
Average revenue per customer, calculated on a trailing twelve-month basis, increased 12 percent to $40,051 for the twelve months ended March 31, 2017, compared with $35,753 for the twelve months ended March 31, 2016. Total customer count was 2,904 at the end of the first quarter of 2017, compared with 2,881 customers at the end of the first quarter of 2016.

•
Fixed subscription fees were 78 percent of total revenue and variable subscription fees were 22 percent of total revenue for the first quarter of 2017. This compares to 77 percent and 23 percent, respectively, for the first quarter of 2016.

•
Added new top-tier customers including BIC Consumer Products, Carl Zeiss - Consumer Optics Business Group, Cole Haan, The Gap, Inc., Kill Cliff, Kimberly-Clark Brasil, Ocean Spray Cranberries and Shure.

•	Hosted 10th Annual Catalyst Americas March 6-8th in Nashville with keynotes by Martha Stewart, Scott Galloway, David Spitz and speakers from eBay, Walmart, Alibaba, FedEx, Facebook and Google.

•	Announced its next-generation e-commerce platform on March 21st to bring innovative new features, machine learning and enhanced analytics to retailers and branded manufacturers.

•
Awarded a Bronze Stevie® Award in the Customer Service Department of the Year - Computer Software (100 or More Employees) in the 11th annual Stevie Awards for Sales & Customer Service. This marks the third time the ChannelAdvisor services team has been recognized by the Stevie Award program.

Exhibit 99.1

Financial Outlook
Based on information available as of today, ChannelAdvisor is issuing the following guidance for the second quarter and full year of 2017:
Second Quarter 2017

•	Total revenue between $28.4 million and $28.8 million.

•	Adjusted EBITDA between $(1.2) million and $(800) thousand.

•	Stock-based compensation expense between $3.6 million and $4.0 million.

•	26.4 million weighted average shares outstanding.
Full Year 2017

•	Total revenue between $123.0 million and $124.5 million.

•	Adjusted EBITDA between $5.0 million and $8.0 million.

•	Stock-based compensation expense between $12.9 million and $13.9 million.

•	26.5 million weighted average shares outstanding.
Refer to the "Adjusted EBITDA Guidance Reconciliation" table included with the financial tables at the end of this release for the reconciliation to the most comparable GAAP financial measure.
Conference Call Information

What:	ChannelAdvisor First Quarter 2017 Financial Results Conference Call
When:	Thursday, May 4, 2017
Time:	4:30 p.m. ET
Live Call:	(855) 638-4821, Passcode 10581352, Domestic
(704) 288-0612, Passcode 10581352, International
Webcast:	http://ir.channeladvisor.com (live and replay)
Key Operating Metrics
Average revenue per customer is revenue divided by the average monthly number of customers during the period, which is calculated by taking the sum of the number of customers at the end of each month in the period and dividing by the number of months in the period.
Number of customers includes all customers who subscribe to at least one of our solutions, but excludes customers who subscribe only to certain legacy product offerings that are no longer part of our strategic focus.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: non-GAAP net income (loss) and adjusted EBITDA.
ChannelAdvisor believes that these non-GAAP measures of financial results provide useful information to management and investors relating to ChannelAdvisor’s financial condition and results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.
Management of the company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in the company’s financial statements. In order to compensate for these limitations, management presents non-GAAP financial measures together with GAAP results. Non-GAAP measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. ChannelAdvisor urges investors to review the reconciliation and not to rely on any single financial measure to evaluate

Exhibit 99.1

the company’s business. In addition, other companies, including companies in our industry, may calculate similarly named non-GAAP measures differently than we do, which limits their usefulness in comparing our financial results with theirs.
About ChannelAdvisor
ChannelAdvisor (NYSE: ECOM) is a leading provider of cloud-based e-commerce solutions that enable retailers and branded manufacturers to integrate, manage and optimize their merchandise sales across hundreds of online channels including Amazon, Google, eBay, Walmart, Facebook and more. Through automation, analytics and optimization, ChannelAdvisor customers can leverage a single inventory feed to more efficiently list and advertise products online, and connect with shoppers to increase sales. Billions of dollars in merchandise value are driven through ChannelAdvisor’s platform every year, and thousands of customers use ChannelAdvisor’s solutions to help grow their businesses. For more information, visit www.channeladvisor.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and guidance and expectations regarding our growth and that of the e-commerce industry. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections, as well as the current beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond ChannelAdvisor’s control. ChannelAdvisor’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in ChannelAdvisor’s Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Report on Form 10-Q that will be filed for the quarter ended March 31, 2017, as well as other documents that may be filed by the company from time to time with the Securities and Exchange Commission. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://ir.channeladvisor.com. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: our reliance for a significant portion of our revenue on sales by our customers on the Amazon and eBay marketplaces and through advertisements on Google; our ability to respond to rapid changes in channel technologies or requirements; our ability to compete successfully against current and future competitors, which could include the channels themselves; our reliance in part on a pricing model under which a portion of the subscription fees we receive from customers is variable, based upon the amount of transaction volume that those customers process through our platform; our reliance on non-redundant data centers and cloud computing providers to deliver our SaaS solutions; the potential that the e-commerce market does not grow, or grows more slowly than we expect, particularly on the channels that our solutions support; challenges and risks associated with our increasing international operations; and security or privacy breaches. The forward-looking statements included in this press release represent ChannelAdvisor’s views as of the date of this press release. ChannelAdvisor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing ChannelAdvisor’s views as of any date subsequent to the date of this press release.
###

Media Contact:
Caroline Riddle
ChannelAdvisor Corporation
caroline.riddle@channeladvisor.com
919-439-8026
Investor Contact:
Garo Toomajanian
ICR, LLC
ir@channeladvisor.com
919-228-2003

ChannelAdvisor Corporation and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	March 31, 2017	December 31, 2016
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$63,386	$65,420
Accounts receivable, net of allowance of $463 and $594 as of March 31, 2017 and December 31, 2016, respectively	17,866	19,445
Prepaid expenses and other current assets	8,518	10,972
Total current assets	89,770	95,837
Property and equipment, net	12,465	13,252
Goodwill	21,632	21,632
Intangible assets, net	2,513	2,660
Long-term deferred tax assets, net	5,303	5,244
Other assets	667	533
Total assets	$132,350	$139,158
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,753	$4,709
Accrued expenses	10,118	11,067
Deferred revenue	24,293	23,474
Other current liabilities	7,075	4,450
Total current liabilities	43,239	43,700
Long-term capital leases, net of current portion	1,303	1,262
Lease incentive obligation	3,986	4,206
Other long-term liabilities	3,238	2,993
Total liabilities	51,766	52,161
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized, no shares issued and outstanding as of March 31, 2017 and December 31, 2016	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 26,296,551 and 25,955,759 shares issued and outstanding as of March 31, 2017 and December 31, 2016, respectively	26	26
Additional paid-in capital	253,591	252,158
Accumulated other comprehensive loss	(1,402)	(1,612)
Accumulated deficit	(171,631)	(163,575)
Total stockholders’ equity	80,584	86,997
Total liabilities and stockholders’ equity	$132,350	$139,158

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2017	2016
Revenue	$28,329	$26,347
Cost of revenue (1) (2)	6,842	6,913
Gross profit	21,487	19,434
Operating expenses (1) (2):
Sales and marketing	16,039	13,497
Research and development	4,971	4,155
General and administrative	8,530	6,421
Total operating expenses	29,540	24,073
Loss from operations	(8,053)	(4,639)
Other income (expense):
Interest income (expense), net	28	(21)
Other income (expense), net	57	55
Total other income (expense)	85	34
Loss before income taxes	(7,968)	(4,605)
Income tax expense (benefit)	88	(42)
Net loss	$(8,056)	$(4,563)
Net loss per share:
Basic and diluted	$(0.31)	$(0.18)
Weighted average common shares outstanding:
Basic and diluted	26,056,881	25,292,405

(1) Includes stock-based compensation as follows:
Cost of revenue	$297	$269
Sales and marketing	776	1,121
Research and development	568	443
General and administrative	1,283	1,592
	$2,924	$3,425

(2) Includes depreciation and amortization as follows:
Cost of revenue	$1,059	$1,243
Sales and marketing	273	307
Research and development	111	122
General and administrative	290	423
	$1,733	$2,095

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2017	2016
Cash flows from operating activities
Net loss	$(8,056)	$(4,563)
Adjustments to reconcile net loss to cash and cash equivalents provided by operating activities:
Depreciation and amortization	1,733	2,095
Bad debt expense (recovery)	(5)	289
Stock-based compensation expense	2,924	3,425
Other items, net	(155)	(270)
Changes in assets and liabilities:
Accounts receivable	1,661	489
Prepaid expenses and other assets	2,348	2,507
Accounts payable and accrued expenses	(1,200)	(3,121)
Deferred revenue	1,101	1,867
Cash and cash equivalents provided by operating activities	351	2,718
Cash flows from investing activities
Purchases of property and equipment	(360)	(637)
Payment of internal-use software development costs	(57)	(100)
Cash and cash equivalents used in investing activities	(417)	(737)
Cash flows from financing activities
Repayment of capital leases	(587)	(55)
Proceeds from exercise of stock options	186	272
Payment of contingent consideration	—	(132)
Payment of statutory tax withholding related to net-share settlement of restricted stock units	(1,677)	(1,060)
Cash and cash equivalents used in financing activities	(2,078)	(975)

Effect of currency exchange rate changes on cash and cash equivalents	110	191
Net (decrease) increase in cash and cash equivalents	(2,034)	1,197
Cash and cash equivalents, beginning of period	65,420	60,474
Cash and cash equivalents, end of period	$63,386	$61,671

Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit
(unaudited; in thousands)
	Three Months Ended March 31,
	2017	2016
Gross profit (GAAP)	$21,487	$19,434
Plus: Stock-based compensation expense	297	269
Gross profit (Non-GAAP)	$21,784	$19,703
Gross margin (Non-GAAP)	76.9%	74.8%

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(unaudited; in thousands)
	Three Months Ended March 31,
	2017	2016
Operating expenses (GAAP)	$29,540	$24,073
Less: Stock-based compensation expense	2,627	3,156
Less: One-time charge for VDAs related to sales taxes	2,539	—
Operating expenses (Non-GAAP)	$24,374	$20,917

Reconciliation of GAAP Loss from Operations to Non-GAAP Loss from Operations
(unaudited; in thousands)
	Three Months Ended March 31,
	2017	2016
Loss from operations (GAAP)	$(8,053)	$(4,639)
Plus: Stock-based compensation expense	2,924	3,425
Plus: One-time charge for VDAs related to sales taxes	2,539	—
Loss from operations (Non-GAAP)	$(2,590)	$(1,214)
Operating margin (Non-GAAP)	(9.1)%	(4.6)%

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(unaudited; in thousands)
	Three Months Ended March 31,
	2017	2016
Net loss (GAAP)	$(8,056)	$(4,563)
Plus: Stock-based compensation expense	2,924	3,425
Plus: One-time charge for VDAs related to sales taxes	2,539	—
Net loss (Non-GAAP)	$(2,593)	$(1,138)

Reconciliation of Net Loss to Adjusted EBITDA
(unaudited; in thousands)
	Three Months Ended March 31,
	2017	2016
Net loss	$(8,056)	$(4,563)
Adjustments:
Interest (income) expense, net	(28)	21
Income tax expense (benefit)	88	(42)
Depreciation and amortization expense	1,733	2,095
Total adjustments	1,793	2,074
EBITDA	(6,263)	(2,489)
Stock-based compensation expense	2,924	3,425
One-time charge for VDAs related to sales taxes	2,539	—
Adjusted EBITDA	$(800)	$936

Free Cash Flow Reconciliation
(unaudited; in thousands)
	Three Months Ended March 31,
	2017	2016
Cash provided by operating activities	$351	$2,718
Less: Purchases of property and equipment	(360)	(637)
Free cash flow	$(9)	$2,081

Adjusted EBITDA Guidance Reconciliation
(unaudited; in millions)
	Second Quarter 2017		Full Year 2017
	Low	High	Low	High
Net loss (estimate)	$(7.0)	$(6.2)	$(18.1)	$(13.9)
Adjustments (estimates):
Interest (income) expense, net	0.0	0.0	0.0	0.0
Income tax (benefit) expense	0.0	0.0	0.2	0.1
Depreciation and amortization expense	1.8	1.8	6.5	6.4
Total adjustments	1.8	1.8	6.7	6.5
EBITDA	(5.2)	(4.4)	(11.4)	(7.4)
Stock-based compensation expense (estimate)	4.0	3.6	13.9	12.9
One-time charge for VDAs related to sales taxes	0.0	0.0	2.5	2.5
Adjusted EBITDA guidance	$(1.2)	$(0.8)	$5.0	$8.0